Exhibit 10.14





                               FORT HOWARD CORPORATION
                DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


          1.   Purpose.  The purpose of Fort Howard Corporation Deferred
               -------
          Compensation Plan for Non-Employee Directors (the "Plan") is to provide the Company's Non-Employee Directors (as defined below) an opportunity to defer payment of all or part of their Eligible Compensation (as defined below) in accordance with the terms and conditions set forth herein.

          2.   Definitions.
               -----------

                    (a) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

                    (b) "Annual Fees" means the cash portion of (i) any annual fee payable to a Non-Employee Director for service on the Board, (ii) any other fee determined on an annual basis and payable for service on, or for acting as chairperson of, any committee of the Board and (iii) any similar annual fee payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors; provided that
                                                           --------
          the Annual Fee shall not include fees for attendance at meetings of the Board, any committee thereof or any board of directors of any Subsidiary or any committee thereof.

                    (c) "Beneficiary" or "Beneficiaries" means a person or other entity designated by a Participant on a Beneficiary Designation Form to receive the payment of the Deferred Benefit in the event of the Participant's death.

                    (d) "Beneficiary Designation Form" means the form approved by the Board to be used by Participants to name their respective Beneficiaries, as attached hereto as Exhibit B.

                    (e) "Board" means the Board of Directors of the Company.

                    (f) "Committee" means the committee of the Board described in Section 3.

                    (g) "Credit Date" has the meaning specified in Section 6(a)(ii).

                    (h) "Deferral Election" means the election of a Participant, made in accordance with Section 5, to defer all or a portion of his Eligible Compensation for a Deferral Year.



























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                    (i)  "Deferral Election Form" means the form approved
          by the Board pursuant to which a Participant makes a Deferral Election and Distribution Election, as attached as Exhibit A.

                    (j) "Deferral Year" means, in relation to a particular Non-Employee Director, any calendar year, starting with calendar year 1995, in which the Non-Employee Director is eligible to participate in the Plan; provided, however, if an individual
                                   --------  -------
          becomes a Non-Employee Director after the commencement of a Deferral Year, the Deferral Year for such individual shall be the remainder of such Deferral Year.

                    (k) "Deferred Benefit" means the amount in any Deferral Year in respect of which a Participant has made a Deferral Election and that will be paid on a deferred basis under the Plan to the Participant.

                    (l) "Deferred Compensation Account" means the bookkeeping record established for each Participant. A Deferred Compensation Account is established only for purposes of measuring a Deferred Benefit and not to segregate assets or to identify assets that may be used to pay a Deferred Benefit.

                    (m) "Director Fees" means the aggregate of a Participant's Annual Fees and Meeting Fees.

                    (n) "Distribution Election" means the election of a Participant, made in accordance with Section 5, to establish the duration of deferral of a Deferred Benefit.

                    (o) "Election Date" means December 31 of the year preceding the beginning of the relevant Deferral Year, provided,
                                                                 --------
          however, that if an individual becomes a Non-Employee Director
          -------
          for the first time during a Deferral Year, that Non-Employee Director's Election Date for such Deferral Year shall be the date thirty (30) days from the date he becomes a Non-Employee Director.

                    (p) "Eligible Compensation" means a Participant's Director Fees for the relevant Deferral Year.

                    (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    (r) "Meeting Fees" means (i) any meeting fee payable in respect of attendance at or participation in meetings of the Board or any committee of the Board or any meeting of the stockholders of the Company and (ii) any similar meeting fee payable in respect of service on the board of directors of any Subsidiary or any committee of any such



























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                                          3


           board of directors.

                    (s) "Non-Employee Director" means a duly-elected member of the Board who is not an employee of the Company or any Subsidiary.

                    (t) "Participant" means a Non-Employee Director who participates in the Plan pursuant to Section 4.

                    (u) "Subsidiary" means any corporation 50 percent or more of the voting stock of which is owned directly or indirectly by the Company.

          3.   Administration.
               --------------

                    (a) The Plan shall be administered by the Committee, which shall be comprised of one or more members of the Board who will be appointed from time to time by the Board. Each member of the Committee shall be a director of the Company who is not a Non-Employee Director. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. All determinations of the Committee at a meeting shall be made by a majority of the members in attendance. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be indemnified by the Company to the fullest extent permitted by the by-laws of the Company or applicable Delaware law with respect to any such action, determination or interpretation.

                    (b) The Committee shall administer the Plan, make (subject to Section 9) any amendment or modification to the Plan and interpret, construe and implement the provisions of the Plan. The Committee shall have the authority to adopt rules and regulations for administering the Plan which shall not be inconsistent with the terms of the Plan. Decisions of the Committee shall be binding on the Company, on all Non-Employee Directors and all other persons having any interest therein.

          4.   Eligibility.
               -----------

                    (a)  Non-Employee Directors.  Any Non-Employee Director
                         ----------------------
          may participate in the Plan.

                    (b)  Becoming a Participant.  A Non-Employee Director
                         ----------------------
          becomes a Participant for any Deferral Year by filing a Deferral Election Form pursuant to Section 5 of the Plan.

























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                                          4





          5.   Deferral and Distribution Elections.
               -----------------------------------

                    (a)  General Provisions.  A Participant may elect to
                         ------------------
          defer all or a specified percentage (in multiples of 10 percent) of his Eligible Compensation for a Deferral Year, in the manner provided in this Section 5. A Participant's Deferred Benefit is at all times nonforfeitable.

                    (b)  Deferral Election Forms.  Before the Election Date
                         -----------------------
          applicable to a Deferral Year, each Non-Employee Director will be provided with a Deferral Election Form and a Beneficiary Designation Form. In order for a Non-Employee Director to participate in the Plan for a given Deferral Year, a Deferral Election Form, completed and signed by him, must be delivered to the Secretary of the Company on or prior to the applicable Election Date. A Non-Employee Director electing to participate in the Plan for a given Deferral Year shall indicate on his Deferral Election Form:

                 (i) the percentage of Eligible Compensation for the applicable Deferral Year to be deferred (in multiples of 10 percent); and

                (ii) if appropriate, the Participant's election either to have distribution of his Deferred Benefit for that Deferral Year commence following termination of service as a Non-Employee Director or to have such distribution commence as of a date specified by him on such Form, provided, however,
                                                        --------  -------
               that any such election shall be subject to the terms and conditions of Section 6(d).

                    (c)  Effect of No Deferral Election.  A Non-Employee
                         ------------------------------
          Director who does not submit a completed and signed Deferral Election Form to the Secretary of the Company before the relevant Election Date is not a Participant for the Deferral Year and may not defer his Eligible Compensation for the Deferral Year.

                    (d)  Revocation of Deferral and Distribution Elections.
                         -------------------------------------------------
          A Participant may revoke a Deferral Election or change a Distribution Election applicable to a Deferral Year. To be effective, the revocation/change must be in writing and signed by the Participant, must express the Participant's intention to revoke his Deferral Election/change his Distribution Election applicable to that Deferral Year, and must be delivered to the Secretary of the Company before the close of business on the Election Date applicable to such Deferral Year. Any purported revocation that does not comply with this Section 5(d) will not be given effect. A Participant may not revoke a Deferral Election or change a Distribution Election for the applicable Deferral Year after the relevant Election Date.























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                                          5





          6.   Deferred Benefits and Distributions.
               -----------------------------------

                    (a)  Deferred Compensation Accounts.
                         ------------------------------

                 (i)  Establishment of Accounts.  A Participant's deferrals
                      -------------------------
               will be credited to a Deferred Compensation Account set up by the Company for that Participant. Each Deferred Compensation Account will be credited with earnings as provided in Section 6(b).

                (ii)  Credits to Accounts.  As of (x) the last business day
                      --------------------
               of each calendar quarter (the "Annual Fees Credit Date"), a Non-Employee Director's Deferred Compensation Account will be credited with 25% of Annual Fees deferred for the Deferral Year in which such quarter occurs, and (y) as of the last business day of each calendar quarter (the "Meeting Fees Credit Date") a Non-Employee Director's Deferred Compensation Account will be credited with 100% of deferred Meeting Fees earned during such quarter (each of the Annual Fees Credit Date and the Meeting Fees Credit Date being hereinafter referred to as the "Applicable Credit Date").

               (iii)  Account Statements.  The Company will furnish each
                      ------------------
               Participant with a statement setting forth the value of such Participant's Deferred Compensation Account as of the end of each calendar year and all credits to and payments from the Deferred Compensation Account during such year. Such statement will be furnished no later than 60 days after the end of each calendar year.

                    (b)  Earnings.  Amounts credited to a Participant's
                         --------
          Deferred Compensation Account will be credited with interest equivalents as of the first business day of each calendar quarter based upon the average daily balance in such Deferred Compensation Account during the preceding quarter. Such interest equivalents will be calculated using the 90-day United States Treasury Bill rate, as reported by the Federal Reserve Bank and published in The Wall Street Journal or a comparable publication, as of the last business day of such preceding calendar quarter. Interest equivalents shall be deemed to accrue on a day-to-day basis.

                    (c)  Manner of Payment of Deferred Benefit.  All
                         -------------------------------------
          payments of Deferred Benefits under the Plan will be in cash. The Company shall pay each Deferred Benefit in a single lump sum payment.

                    (d)  Payment of Deferred Benefit.  (i) Subject to
                         ---------------------------
          Section 7, each of a Participant's Deferred Benefits shall become payable to the Participant after the date (the "Payment Date") which is the earliest to occur of:






















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                                          6




                    (A) the date of termination of the Participant's service as a Non-Employee Director;

                    (B) the date specified in the most recent Deferral Election Form executed by the Participant in which a Distribution Election was made; or

                    (C)  the date of the Participant's death.

                    (ii) Deferred Benefits shall be paid as promptly as practicable (but in no event more than 60 days) following the Payment Date.

                    (iii) The amount of accrued interest payable shall be calculated as of the Payment Date.

                    (iv) In the event of a Participant's death, the Participant's entire Deferred Benefits will be distributed in a lump sum to the Participant's Beneficiary or Beneficiaries (or, in the absence of any Beneficiary, to the Participant's estate).

          7.   Financial Emergency Distributions.  At its sole discretion
               ---------------------------------
          and at the request of a Participant, the Board may accelerate and pay all or part of a Participant's Deferred Benefits.
          Accelerated distributions may be allowed only in the event of a financial emergency beyond the Participant's control and only if disallowance of a distribution would create a severe hardship for the Participant. An accelerated distribution must be limited to the amount determined by the Board as necessary to satisfy the financial emergency. Any distribution under this Section shall be in lieu of that portion of such Deferred Benefits that would have been paid otherwise and shall reduce the Participant's Deferred Compensation Account balance by the amount of the distribution.

          8.   Designation of Beneficiary.
               --------------------------

                    (a)  Beneficiary Designations.  Each Participant may
                         ------------------------
          designate a Beneficiary to receive any Deferred Benefit due under the Plan upon the Participant's death by executing a Beneficiary Designation Form. A Beneficiary designation is not binding on the Company until the Secretary of the Company receives the Beneficiary Designation Form. If no designation is made or no designated Beneficiary is alive (or in the case of an entity designated as a Beneficiary, in existence) at the time of the Participant's death, payments due under the Plan will be made to the Participant's estate.

                    (b)  Change of Beneficiary Designation.  A Participant
                         ---------------------------------
          may change an earlier Beneficiary designation by executing a later Beneficiary Designation Form. The execution of a Beneficiary Designation Form revokes and rescinds any prior Beneficiary Designation





















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                                          7


          Form.

          9.   Amendments.  The Plan may be altered, amended, suspended or
               ----------
          terminated at any time by the Board in its sole discretion.

          10.       Employer's Obligation.  The Plan is unfunded.  A
                    ---------------------
          Deferred Benefit represents at all times an unfunded and unsecured contractual obligation of the Company. Each Participant or Beneficiary will be an unsecured creditor of the Company. Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors. No Participant, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him hereunder, nor shall any Participant, Beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan. The Company will not segregate any funds or assets for Deferred Benefits or issue any notes or security for the payment of any Deferred Benefits. Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide benefits under the Plan shall not serve in any way as security to any Participant, Beneficiary or other person for the performance of the Company under the Plan.

          11.  No Control by Participant.  A Participant shall have no
               -------------------------
          control over his Deferred Benefit except for designating the date of initial distribution of benefits on his Deferral Election Form (which designation shall be subject to the terms and conditions of the Plan, including without limitation Section 6) and designating his Beneficiary according to his Beneficiary Designation Form.

          12.  Restrictions on Transfer.  The Company shall pay all amounts
               ------------------------
          payable under the Plan only to the Participant or Beneficiary designated under the Plan to receive such amounts. Neither a Participant nor his Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he may become entitled under the Plan, and any attempt to do so shall be void. A Deferred Benefit shall not be subject to attachment, execution by levy, garnishment, or other legal or equitable process for a Participant's or Beneficiary's debts or other obligations.

          13.  Election and Revocation Notices.  Notices of election or
               -------------------------------
          revocation of election under the Plan must be in writing. A notice of election or revocation of election will be deemed delivered to the Secretary of the Company on the date it is
          (i) delivered personally to the Secretary of the Company at 1919 South Broadway, Green Bay, Wisconsin, 54304; Attn: Secretary (or at such other address as the Company may from time to time designate as the address for the receipt of notices of election or revocation of election under the Plan), (ii) mailed by registered mail or certified mail to the Secretary of the Company at such address or (iii) sent by facsimile transmission to the Secretary of the Company at (414) 498




















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                                          8


          3225 (or such other facsimile transmission number as the Company may designate from time to time for the receipt of notices of election or revocation of election under the Plan), we provided
                                                                 --------
          that an original signed election or revocation of election is received by the Secretary of the Company no later than 10 business days after such transmission.

          14.  Waivers.  The waiver of a breach of any provision in the
               -------
          Plan shall not operate as and may not be construed as a waiver of any later breach.

          15.  Governing Law.  The Plan shall be construed in accordance
               -------------
          with and governed by the laws of the State of Wisconsin.

          16.  Effective Date.  The Plan shall be effective as of January
               --------------
          15, 1995 and Deferral Elections may be made beginning with Eligible Compensation earned during the year beginning January 1, 1995.

          17.  Construction.  The headings in the Plan have been inserted
               ------------
          for convenience of reference only and are to be ignored in any construction of the Plan's provisions. If a provision of the Plan is not valid or enforceable, that fact shall in no way affect the validity or enforceability of any other provision.
          Use of one gender includes the other, and the singular and plural include each other. The provisions of the Plan are binding on the Company and its successors or assigns, and on the Participants, their Beneficiaries, heirs, and personal representatives.

          18.  No Right to Reelection.  Nothing in the Plan shall be deemed
               ----------------------
          to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Non-Employee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.








































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                                                                  EXHIBIT A

                               FORT HOWARD CORPORATION
                              DEFERRED COMPENSATION PLAN
                              FOR NON-EMPLOYEE DIRECTORS
                              --------------------------


                                Deferral Election Form
                                ----------------------


          TO:  Secretary,
               Fort Howard Corporation

                    I acknowledge having received a copy of the Fort Howard Corporation Deferred Compensation Plan for Non-Employee Directors (the "Plan"; capitalized terms used herein have the meanings specified in the Plan), as adopted by the Board effective January 1, 1995, and I am familiar with the terms of the Plan. I elect to become a Participant for the Deferral Year specified below, according to the Plan's terms and according to the elections completed below.


          A:   Directors Fees Deferral
               -----------------------
               (check only one alternative)

                       1.  Please defer    % (in ten percent increments) of
                   ---                  ---
                           my Director Fees for the Deferral Year
                           commencing 19   as a Deferred Benefit according
                                        --
                           to the terms of the Plan.

                       2.  I do not wish to defer my Director Fees.
                   ---


          B:  Commencement of Benefit Payments:
              --------------------------------

                   I elect to have the Director Fees (and earnings thereon) deferred pursuant to this Deferral Election Form distributed to me as follows (check only one alternative):

                       1.  As soon as practicable (but in no event more
                   ---
                           than 60 days) following the termination of my relationship with Fort Howard Corporation as a Non-Employee Director;

                           OR

                       2.  As soon as practicable (but in no event more
                   ---
                           than 60 days) following                   , even
                                                   ------------------
                           if my relationship with Fort Howard Corporation as




























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                                                                  EXHIBIT A

                         a Non-Employee Director has not terminated.

                   I understand that, under the terms of the Plan, distribution of amounts deferred under the Plan (and earnings thereon) will occur no later than 60 days following termination of my relationship with Fort Howard Corporation as a Non-Employee Director, regardless of any date I may have indicated in item 2 above.


                                        * * *

                   I understand and acknowledge that the elections made
                   ----------------------------------------------------
          pursuant to this Deferral Election Form, once made, may only be
          ---------------------------------------------------------------
          revoked pursuant to the terms of the Plan.
          ------------------------------------------




          ---------------
          Date

                                                 ---------------------------

          ------------------
                                                 Signature


                                                 ---------------------------

          -----------------
                                                 Name (Please Print)


                                                 ---------------------------

          ----------------


                                                 ---------------------------

          ----------------
                                                 Mailing Address











































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                                                                  EXHIBIT B

                               FORT HOWARD CORPORATION
                              DEFERRED COMPENSATION PLAN
                              FOR NON-EMPLOYEE DIRECTORS
                              --------------------------


                             Beneficiary Designation Form
                             ----------------------------


          To:  Secretary,
                 Fort Howard Corporation


                   I designate                            , who may be
                               ---------------------------
          contacted at the following address
                                             --------------------------
                            , as my primary Beneficiary(ies) of any
          ------------------
          benefits that become payable under the Fort Howard Corporation Deferred Compensation Plan for Non-Employee Directors (the "Plan") as a result of my death.

                   If a designated Beneficiary survives me but dies (or if a trust, terminates) before all benefits have been paid to the Beneficiary, I direct the remainder of the payments to be made as the Beneficiary designates or, if the Beneficiary fails to properly execute a Beneficiary designation, to the Beneficiary's estate, or, if a trust, to the trustee to be distributed in accordance with the terms of the trust.

                   This designation revokes and rescinds any prior Beneficiary designation made by me.

                   If a Beneficiary is not named, or if there is no Beneficiary otherwise in existence at the time of my death, I understand that payments will be made according to Section 7(a) of the Plan.

                   I understand that this Beneficiary designation applies until revoked by my written request.








































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                   I also understand that, in executing this Beneficiary
          designation, I agree to be bound by the terms and conditions of the Plan and agree that such terms and conditions are binding upon my Beneficiary(ies), distributee(s), and personal representative(s).



                                                 ---------------------------
                                                 Signature



          --------    -------------------
          Date        Name (Please Print)


                                                 ---------------------------



                                                 ---------------------------
                                                 Mailing Address

























































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                               FORT HOWARD CORPORATION

                              DEFERRED COMPENSATION PLAN

                              FOR NON-EMPLOYEE DIRECTORS




















                              Effective January 15, 1995